EXHIBIT 23.4

                       [Letterhead of Arthur Andersen LLP]



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 1 to Registration Statement on Form S-3, No. 333-57193, of our reports incorporated by reference in D.R. Horton Inc.'s Form 8-K, dated June 5, 1998, and to all references to our firm included in this Registration Statement.


/s/ Arthur Andersen LLP


Phoenix, Arizona
June 25, 1998